UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2005

JUPITERMEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26393	06-1542480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Old Kings Highway South, Darien, CT	06820
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 662-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 13, 2005, JupiterImages (UK) Limited, a company incorporated in England and Wales and a wholly owned subsidiary of the Registrant (“JupiterImages UK”), agreed to acquire all of the shares of capital stock (the “Acquisition”) of Bananastock Limited, a private company limited by shares incorporated in England and Wales (“Bananastock”), pursuant to an Agreement for the Sale and Purchase of the Entire Issued Share Capital of Bananastock, dated October 13, 2005, by and between Catherine Sara Yeulet and JupiterImages UK (the “Purchase Agreement”). Bananastock, based in Oxfordshire, United Kingdom, is a leading resource for royalty free digital images for business users and creative professionals. The Acquisition closed concurrently with the signing of the Purchase Agreement on October 13, 2005.

The consideration paid in the Acquisition (which was determined as a result of arms’ length negotiations) consisted of cash in the amount of £10,883,713. The purchase price is subject to adjustment after the closing date based on the net current asset value of Bananastock as of the closing date. The Registrant has funded the Acquisition with cash on hand and borrowings under its senior credit facility with JPMorgan Chase Bank, N.A.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 13, 2005, the Registrant consummated the transactions contemplated by the Purchase Agreement. The transactions are more fully described in Item 1.01 of this Current Report. The Purchase Agreement (as defined in Item 1.01 of this Current Report) is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

On October 13, 2005, the Registrant issued a press release announcing the closing of the Acquisition. The Acquisition is more fully described in Items 1.01 and 2.01 of this Current Report. A copy of the press release is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(a) None.

(b) None.

(c) None.

(d) Exhibits:

10.1 Agreement for the Sale and Purchase of the Entire Issued Share Capital of Bananastock Limited, dated October 13, 2005, by and between Catherine Sara Yeulet and JupiterImages (UK) Limited***.

99.1 Press Release, dated October 13, 2005, of Jupitermedia Corporation.

***	Portions of the exhibit have been omitted and separately filed with the Commission. Confidential treatment has been requested for the omitted portions of the exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITERMEDIA CORPORATION

By:	/s/ Christopher S. Cardell
Name:	Christopher S. Cardell
Title:	President

Date: October 19, 2005

EXHIBIT INDEX

Exhibit:
10.1	Agreement for the Sale and Purchase of the Entire Issued Share Capital of Bananastock Limited, dated October 13, 2005, by and between Catherine Sara Yeulet and JupiterImages (UK) Limited***.

99.1	Press Release, dated October 13, 2005, of Jupitermedia Corporation.

***	Portions of the exhibit have been omitted and separately filed with the Commission. Confidential treatment has been requested for the omitted portions of the exhibit.